COMMERCIAL CAPITAL BANCORP ANNOUNCES SECOND QUARTER 2006 EARNINGS;
APPROVAL OF MERGER WITH WASHINGTON MUTUAL AND $0.075 DIVIDEND

IRVINE, Calif. – July 25, 2006 – Commercial Capital Bancorp, Inc. (the “Company”) (NASDAQ: “CCBI”), today announced net income of $13.3 million or $0.22 per diluted share for the second quarter of 2006 and net income of $27.1 million or $0.45 per diluted share for the six months ended June 30, 2006. Additionally today, the Company’s Board of Directors declared a cash dividend of $0.075 per share, payable on August 29, 2006 to shareholders of record on August 15, 2006.

The Company’s results for the second quarter includes $1.9 million of expenses related to the Company’s previously announced agreement to merge with and into Washington Mutual, Inc. (“WaMu”) and $2.2 million of expenses related to the Commercial Banking Division. The comparability of the Company’s 2006 results to prior periods is also affected by certain acquisitions that occurred during 2005 and 2006. The Company’s 2006 second quarter results include the operations of North American Exchange Company, which was acquired in May 2005, as well as Calnet Business Bank and Lawyers Asset Management, Inc., which were both acquired in March 2006.

The Company also announced today that, at the special meeting of stockholders held earlier today, the Company’s shareholders approved and adopted the Agreement and Plan of Merger dated as of April 23, 2006, pursuant to which WaMu will acquire all of the outstanding shares of the Company. Of the 45,564,338 votes received in aggregate, which votes represent 75.72% of the Company’s total outstanding shares eligible, 97.97% were voted in favor of the acquisition and 1.97% were voted against the acquisition. The merger transaction is expected to close late in the third quarter or early in the fourth quarter of 2006, pending regulatory approval, and satisfaction of other customary closing conditions.

The Company is a diversified financial services company with $5.7 billion of total assets, at June 30, 2006. The Company provides depository and lending products and services through Commercial Capital Bank, and provides 1031 exchange services under the TIMCOR Exchange Corporation, North American Exchange Company and Lawyers Asset Management brand names.

This press release includes forward-looking statements regarding the consummation of the proposed acquisition of the Company by WaMu. These statements involve certain risks and uncertainties with respect to the satisfaction of the conditions to the closing of the merger transaction and the timing of the closing if it occurs. Such risks and uncertainties include, but are not limited to the governmental approval of the merger, which may not be obtained or, if obtained, may include adverse regulatory conditions. Any forward looking statements speak only as of the date they are made. The Company undertakes no obligation to revise or publicly release any revision or update to these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

Contact:
Commercial Capital Bancorp, Inc.
Jeff L. Leonard, SVP Investor Relations
Telephone:	(949) 585-7500
Facsimile:	(949) 585-0174

COMMERCIAL CAPITAL BANCORP, INC.
UNAUDITED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(Dollars in Thousands)

	June 30, 2006	June 30, 2005

ASSETS
Cash and Cash Equivalents	$31,594	$33,812
Securities Available For Sale	343,123	444,456
FHLB Stock	87,473	98,943
Loans Held for Investment
Single Family	427,038	196,605
Multifamily	3,098,698	2,807,503
Commercial Real Estate	723,088	518,106
Construction	254,055	190,302
Land	92,854	43,946

Total Real Estate Loans	4,595,733	3,756,462
Business and Other Loans	32,494	18,723

Total Loans Held for Investment	4,628,227	3,775,185
Net Deferred Fees, Premiums and Discounts	6,469	(1,815)
Allowance for Loan Losses	(29,953)	(28,731)

Total Loans Held for Investment, Net	4,604,743	3,744,639
Loans Held for Sale	31,828	304,723

Total Loans	4,636,571	4,049,362
Fixed Assets - Net	11,562	16,905
Foreclosed Assets	—	—
Accrued Interest Receivable	25,069	18,872
Goodwill	420,534	394,080
Core Deposit Intangible	6,461	5,576
Bank-Owned Life Insurance	120,197	47,525
Affordable Housing Investments	31,194	34,877
Other Assets	24,914	35,593

TOTAL ASSETS	$5,738,692	$5,180,001

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits
Demand Deposits - Noninterest-Bearing	$225,325	$127,300
Demand Deposits - Interest-Bearing	70,868	74,941
Money Market Checking	568,346	243,337
Money Market Savings	149,946	313,158
Savings	94,993	218,573

Total Transaction Deposits	1,109,478	977,309
Retail Time Deposits	1,072,509	939,410
Broker Time Deposits	200,000	115,895

Total Time Deposits	1,272,509	1,055,305

Total Deposits	2,381,987	2,032,614
Borrowings
FHLB Advances	1,719,884	1,521,028
Exchange Balances	586,576	685,551
Junior Subordinated Debentures	149,671	150,253
Other Borrowings	77,000	65,000

Total Borrowings	2,533,131	2,421,832
Other Liabilities	54,950	57,098

TOTAL LIABILITIES	4,970,068	4,511,544

STOCKHOLDERS' EQUITY	768,624	668,457

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$5,738,692	$5,180,001

Per Share Data	June 30, 2006	June 30, 2005

Common shares outstanding at end of period	60,242,988	55,388,061
Book value per share	$12.76	$12.07
Tangible book value per share	5.67	4.85

COMMERCIAL CAPITAL BANCORP, INC. UNAUDITED CONSOLIDATED STATEMENTS OF INCOME (Dollars in Thousands)

	Three Months Ended		Six Months Ended

	June 30, 2006	June 30, 2005	June 30, 2006	June 30, 2005

Interest Income
Loans	$77,429	$58,540	$148,272	$114,445

Securities	4,052	4,990	8,317	10,209

FHLB Stock	1,120	1,086	2,190	2,120

Fed Funds and Other	124	62	196	145

Total Interest Income	82,725	64,678	158,975	126,919
Interest Expense

Deposits	21,176	10,861	39,852	20,735

FHLB Advances	16,210	10,923	30,763	22,067

Exchange Balances	2,713	1,147	4,109	1,487

Junior Subordinated Debentures	2,904	2,307	5,648	4,350
Other Borrowings	920	515	1,725	1,021

Total Interest Expense	43,923	25,753	82,097	49,660

Net Interest Income	38,802	38,925	76,878	77,259

Recapture of Allowances for Loan Losses	—	—	—	(8,109)

Net Interest Income after Provision for Loan Losses	38,802	38,925	76,878	85,368

Noninterest Income

Loan Related Fees	1,405	1,519	2,561	2,577
Retail Banking Fees	616	509	1,183	1,041
Mortgage Banking Fees	20	108	98	149

1031 Exchange Fees	1,131	1,347	2,056	1,720

Gain on Sale of Loans	88	2,757	296	3,401

Other Income	1,494	658	3,352	1,759

Total Noninterest Income	4,754	6,898	9,546	10,647

Noninterest Expenses

Compensation and Benefits	11,625	7,628	23,872	14,488

Occupancy and Equipment	2,749	2,052	5,247	4,212

Marketing	406	619	784	1,273

Technology	913	646	1,756	1,258

Professional and Consulting	2,462	694	4,263	1,192

Insurance Premiums and Assessment Costs	647	574	1,282	1,142

Merger-Related	1,968	—	2,085	—

Recapture of Reserve for Unfunded Commitments	(46)	—	(47)	(1,490)

Other Expenses	3,783	3,055	7,313	5,848

Total G&A Expenses	24,507	15,268	46,555	27,923

Amortization of Core Deposit Intangible	215	162	390	325

Total Noninterest Expenses	24,722	15,430	46,945	28,248

Income Before Taxes	18,834	30,393	39,479	67,767

Income Tax Expense	5,542	11,068	12,396	25,356

Net Income	$13,292	$19,325	$27,083	$42,411

Performance Ratios and Other Data:	June 30, 2006	June 30, 2005	June 30, 2006	June 30, 2005

Weighted average shares outstanding — Basic	59,497,174	55,186,788	58,290,855	55,005,348

Weighted average shares outstanding — Diluted	61,093,184	57,522,870	59,840,298	57,401,347
Earnings per share - Basic	$0.22	$0.35	$0.46	$0.77

Earnings per share - Diluted	0.22	0.34	0.45	0.74

COMMERCIAL CAPITAL BANCORP, INC. Average Balances, Net Interest Income, Yields Earned and Rates Paid (Dollars in Thousands)

	Three Months Ended

	June 30, 2006			June 30, 2005

	Average Balance	Interest	Average Yield/Cost	Average Balance	Interest	Average Yield/Cost

Interest-Earning Assets:
Total Loans(1)	$4,637,378	$77,429	6.68%	$4,176,721	$58,540	5.61%
Securities(2)	367,586	4,052	4.41	456,677	4,990	4.37
FHLB Stock	86,948	1,120	5.17	98,289	1,086	4.42
Cash and Cash Equivalents(3)	7,446	124	6.68	9,233	62	2.69

Total Interest-Earning Assets	5,099,358	82,725	6.49	4,740,920	64,678	5.46
Noninterest-Earning Assets	642,485			522,387

Total Assets	$5,741,843			$5,263,307

Interest-Bearing Liabilities:
Deposits:
Transaction Accounts(4)	$899,682	7,228	3.22	$852,235	3,940	1.85
Certificates of Deposits	1,275,671	13,948	4.39	1,061,326	6,921	2.62

Total Deposits	2,175,353	21,176	3.90	1,913,561	10,861	2.28
FHLB Advances	1,615,944	16,210	4.02	1,745,778	10,923	2.51
Exchange Balances	614,946	2,713	1.77	539,222	1,147	0.85
Junior Subordinated Debentures	149,767	2,904	7.78	150,348	2,307	6.15
Other Borrowings (5)	73,107	920	5.05	69,190	515	2.99

Total Interest-Bearing Liabilities	4,629,117	43,923	3.81	4,418,099	25,753	2.34

Noninterest-Bearing Deposits	291,464			127,561
Other Noninterest-Bearing Liabilities	50,431			52,575

Total Liabilities	4,971,012			4,598,235
Stockholders' Equity	770,831			665,072

Total Liabilities and Stockholders’ Equity	$5,741,843			$5,263,307

Net Interest-Earning Assets	$470,241			$322,821

Net Interest Income/Interest Rate Spread		$38,802	2.68%		$38,925	3.12%

Net Interest Margin			3.04%			3.28%

(1) The average balance of loans receivable includes loans held for sale and is presented without reduction for the allowance for loan losses.

(2) Consists of mortgage-backed securities and U.S. government securities which are classified as available-for-sale, excluding the unrealized gains or losses on these securities.

(3) Consists of cash in interest-earning accounts and federal funds sold.

(4) Consists of savings, money market accounts and other interest-bearing deposits.

(5) Consists of federal funds purchased and other short-term borrowings.

COMMERCIAL CAPITAL BANK, FSB
UNAUDITED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(Dollars in Thousands)

	June 30, 2006	June 30, 2005

ASSETS
Cash and Cash Equivalents	$31,105	$29,675
Securities Available for Sale	341,739	442,782
FHLB Stock	87,473	98,943
Loans Held For Investment
Single Family	427,038	196,605
Multifamily	3,097,948	2,804,188
Commercial Real Estate	723,088	518,106
Construction	254,055	190,302
Land	92,854	43,946

Total Real Estate Loans	4,594,983	3,753,147
Business & Other Loans	32,405	18,610

Total Loans Held for Investment	4,627,388	3,771,757
Net Deferred Fees, Premiums and Discounts	7,463	(25)
Allowance for Loan Losses	(29,953)	(28,731)

Total Loans Held for Investment, Net	4,604,898	3,743,001
Loans Held For Sale	30,873	303,754

Total Loans	4,635,771	4,046,755
Other Assets	576,039	502,369

TOTAL ASSETS	$5,672,127	$5,120,524

LIABILITIES AND STOCKHOLDER'S EQUITY
Deposits
Demand Deposits - Noninterest-Bearing	$260,422	$222,143
Demand Deposits - Interest-Bearing	70,868	74,941
Money Market Checking	858,815	600,640
Money Market Savings	413,121	532,838
Savings	95,327	218,665

Total Transaction Deposits	1,698,553	1,649,227
Total Time Deposits	1,272,509	1,055,305

Total Deposits	2,971,062	2,704,532
Borrowings	1,796,884	1,586,028
Other Liabilities	49,610	58,963

TOTAL LIABILITIES	4,817,556	4,349,523
STOCKHOLDER'S EQUITY	854,571	771,001

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY	$5,672,127	$5,120,524